UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 6, 2008

IMS HEALTH INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-14049	No. 06-1506026
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

901 Main Avenue	06851
Norwalk, Connecticut	(Zip Code)
(Address of Principal Executive offices)

Registrant’s telephone number, including area code: (203) 845-5200

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 6, 2008, IMS Health Incorporated (the “Company”) issued and sold $105,000,000 aggregate principal amount of the Company’s 5.58% Senior Notes, Series 2008-A, Tranche 1, due February 6, 2015 (the “2015 Notes”), and $135,000,000 aggregate principal amount of the Company’s 5.99% Senior Notes, Series 2008-A, Tranche 2, due February 6, 2018 (the “2018 Notes” and, together with the 2015 Notes, the “Notes”) pursuant to the Company’s Master Note Purchase Agreement, dated as of April 27, 2006 (the “Master Note Purchase Agreement”), and the First Supplement to the Master Note Purchase Agreement, dated as of February 6, 2008 (together with the Master Note Purchase Agreement, the “Agreement”), between the Company and the purchasers of the Notes.  The proceeds of the sale of the Notes will be used to refinance existing indebtedness, including $150,000,000 of the Company’s senior notes due January 2008 and a portion of the Company’s existing revolving credit facility, as well as for general corporate purposes, which may include business or asset acquisitions, stock repurchases and dividends.  The sale of the Notes was exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) thereof, as there was no public offering of the Notes.  The payment obligations of the Company may be accelerated in certain circumstances in case of an event of default under the Agreement.

A copy of the Agreement is attached hereto and is incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1                           Master Note Purchase Agreement, dated April 27, 2006, among IMS Health Incorporated and each of the purchasers thereunder (incorporated by reference to Exhibit 99.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on May 2, 2006).

99.2                           Supplement to the Master Note Purchase Agreement, dated February 6, 2008, among IMS Health Incorporated and each of the purchasers thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS HEALTH INCORPORATED (Registrant)

By:	/s/ Robert H. Steinfeld
	Name: Title:	Robert H. Steinfeld Senior Vice President, General Counsel and Corporate Secretary

Date:  February 11, 2008

EXHIBIT INDEX

99.1                           Master Note Purchase Agreement, dated April 27, 2006, among IMS Health Incorporated and each of the purchasers thereunder (incorporated by reference to Exhibit 99.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on May 2, 2006).

99.2                           Supplement to the Master Note Purchase Agreement, dated February 6, 2008, among IMS Health Incorporated and each of the purchasers thereunder.